                                                                    EXHIBIT 99.1


                              For Immediate Release

                                                                  April 20, 2006



       PARKVALE FINANCIAL ANNOUNCES AN INCREASE IN EARNINGS FOR THE THIRD
                             QUARTER OF FISCAL 2006

         PARKVALE FINANCIAL CORPORATION, MONROEVILLE, PA (NASDAQ: PVSA) REPORTED NET INCOME FOR THE NINE MONTHS ENDED MARCH 31, 2006 WAS $9.8 MILLION OR $1.73 PER DILUTED SHARE, UP 16.1% ON A PER SHARE BASIS, COMPARED TO NET INCOME OF $8.5 MILLION OR $1.49 PER DILUTED SHARE FOR THE NINE MONTHS ENDED MARCH 31, 2005. The $1.4 million increase, or 16.4% in net income for the March 2006 nine-month period reflects increases of $3.7 million in net interest income and $970,000 of non-interest income partially offset by increases of $2.2 million in non-interest expense and $769,000 in income tax expense. Net interest income for the nine months ended March 31, 2006 increased to $28.8 million from $25.0 million for the nine months ended March 31, 2005. Return on average equity was 11.22% for the nine months ended March 2006, up from 10.45% for the nine months ended March 2005.

         NET INCOME FOR THE QUARTER ENDED MARCH 31, 2006 OF $3.4 MILLION OR $0.59 PER DILUTED SHARE, WAS UP 9.3% ON A PER SHARE BASIS, COMPARED TO NET INCOME OF $3.1 MILLION OR $0.54 PER DILUTED SHARE FOR THE QUARTER ENDED MARCH 31, 2005. The $260,000 increase in net income for the March 2006 quarter reflects a $160,000 increase in net interest income, a $215,000 increase in non-interest income, and a $174,000 decrease in non-interest expense, which were partially offset by increases in the provision for loan losses and income taxes. Return on average equity was 11.29% for the March 2006 quarter compared to 11.31% for the March 2005 quarter.

         Parkvale Financial Corporation is the parent of Parkvale Bank, which has 47 offices in the Tri State area. The Bank had assets of $1.9 billion at March 31, 2006.

         (Condensed Consolidated Statement of Operations and selected financial data is attached.)

Contact: Robert J. McCarthy, Jr.                     Timothy G. Rubritz
         President and CEO                           Chief Financial Officer
         (412) 373-4815                              (412) 373-4817

                         PARKVALE FINANCIAL CORPORATION
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In Thousands except per share data)
                                   (Unaudited)



                                                        THREE MONTHS ENDED          NINE MONTHS ENDED
                                                             MARCH 31,                  MARCH 31,
                                                            2006      2005              2006     2005
                                                    ------------------------------------------------------
Total interest income                                    $22,606        $21,039      $66,261      $56,125
Total interest expense                                    12,733         11,326       37,492       31,098
                                                    ------------------------------------------------------
  Net interest income                                      9,873          9,713       28,769       25,027
Provision for loan losses                                    180             32          462          143
                                                    ------------------------------------------------------
  Net interest income after provision for losses           9,693          9,681       28,307       24,884
Gain on sale of assets                                        83             13          107           27
Total non-interest income                                  2,284          2,139        6,792        5,902
Total non-interest expense                                 7,087          7,261       20,717       18,481
                                                    ------------------------------------------------------
Income before income taxes                                 4,973          4,572       14,489       12,332
Income tax expense                                         1,597          1,456        4,645        3,876
                                                    ------------------------------------------------------

Net income                                                $3,376         $3,116       $9,844       $8,456
                                                    ======================================================

Basic earnings per share                                   $0.60          $0.55        $1.75        $1.51
Diluted earnings per share                                 $0.59          $0.54        $1.73        $1.49
Cash dividends per share                                   $0.20          $0.20        $0.60        $0.60


--------------------------------------------------------------------------------

                             SELECTED FINANCIAL DATA
                      (IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                   MARCH 31,      June 30,    March 31,
                                                                      2006          2005         2005
                                                                 -----------------------------------------
Total assets                                                         $1,852,022   $1,875,844   $1,891,547
Savings deposits                                                      1,443,284    1,478,335    1,512,416
Total loans, net                                                      1,228,776    1,198,070    1,205,102
Loan loss reserves                                                       15,026       15,188       15,517
Non-performing assets                                                     5,177        8,815        8,102
Ratio of classified assets to total assets                                 0.28%        0.47%        0.43%
Allowance for loan losses as a % of gross loans                            1.21%        1.25%        1.27%
Total stockholders' equity                                             $120,382     $112,971     $110,855
Book value per share                                                      21.24        20.09        19.73


--------------------------------------------------------------------------------

                               OTHER SELECTED DATA

                                                        THREE MONTHS ENDED          NINE MONTHS ENDED
                                                             MARCH 31,                  MARCH 31,
                                                        2006          2005          2006         2005
                                                    ------------------------------------------------------
Average yield earned on all interest-earning assets        5.18%          4.67%        5.04%        4.59%
Average rate paid on all interest-earning liabilities      2.97%          2.55%        2.90%        2.61%
Average interest rate spread                               2.21%          2.12%        2.14%        1.98%
Return on average assets                                   0.73%          0.66%        0.71%        0.66%
Return on average equity                                  11.29%         11.31%       11.22%       10.45%
Non-interest expense to average assets                     1.54%          1.53%        1.49%        1.44%


                        PARKVALE FINANCIAL CORPORATION

                CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
               (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)


                                                                        MARCH 31,      June 30,
                                                                           2006          2005
                                                                      ----------------------------


                 ASSETS
Cash and noninterest-earning deposits                                     $   25,892   $   26,040
Federal funds sold                                                            84,000       81,000
                                                                             -------      ------
Cash and cash equivalents                                                    109,892      107,040

Interest-earning deposits in other banks                                       4,613        9,474
Investment securities available for sale (cost of
  $26,456 at March 31 and $24,682 at June 30)                                 26,653       25,022
Investment securities held to maturity (fair value
  $399,029 at March 31 and $459,645 at June 30)                              405,062      460,080
Loans, net of allowance of $15,026 at March 31
  and $15,188 at June 30                                                   1,228,776    1,198,070
Foreclosed real estate, net                                                    1,049        1,654
Office properties and equipment, net                                          17,259       13,053
Goodwill                                                                      25,634       25,634
Intangible assets and deferred charges                                         6,771        7,487
Prepaid expenses and other assets                                             26,313       28,330
                                                                      ----------------------------

                                 Total Assets                             $1,852,022   $1,875,844
                                                                      ============================

      LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Deposits                                                                  $1,443,284   $1,478,335
Advances from Federal Home Loan Bank                                         226,941      217,141
Trust preferred securities                                                    32,200       32,200
Other debt                                                                    16,728       23,116
Escrow for taxes and insurance                                                 6,170        5,570
Other liabilities                                                              6,317        6,511
                                                                      ----------------------------

                                 Total Liabilities                         1,731,640    1,762,873
                                                                      ----------------------------

SHAREHOLDERS' EQUITY
Preferred Stock ($1.00 par value; 5,000,000
  shares authorized; 0 shares issued)                                              -            -
Common Stock ($1.00 par value; 10,000,000 shares
  authorized; 6,734,894 shares issued)                                         6,735        6,735
Additional Paid in Capital                                                     3,523        3,536
Treasury Stock at cost (1,067,277 shares in March
   and 1,112,948 shares in June)                                             (20,640)     (21,680)
Accumulated other comprehensive income                                           142          216
Retained earnings                                                            130,622      124,164
                                                                      ----------------------------

                                 Total Shareholders' Equity                  120,382      112,971
                                                                      ----------------------------

        Total Liabilities and Shareholders' Equity                        $1,852,022   $1,875,844
                                                                      ============================

Shareholders' Equity per share                                            $    21.24   $    20.09


                         PARKVALE FINANCIAL CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
              (Dollar amounts in thousands, except per share data)




                                                        THREE MONTHS ENDED          NINE MONTHS ENDED
                                                             MARCH 31,                  MARCH 31,
                                                         2006          2005         2006          2005
                                                    -------------------------------------------------------

Interest Income:
  Loans                                                    $17,289      $16,163       $50,395      $42,138
  Investments                                                4,412        4,426        13,485       12,917
  Federal funds sold                                           905          450         2,381        1,070
                                                    -------------------------------------------------------

      Total interest income                                 22,606       21,039        66,261       56,125
                                                    -------------------------------------------------------

Interest Expense:
  Savings deposits                                           9,124        8,206        26,770       22,431
  Borrowings                                                 2,945        2,608         8,834        7,453
  Trust preferred securities                                   664          512         1,888        1,214
                                                    -------------------------------------------------------

      Total interest expense                                12,733       11,326        37,492       31,098
                                                    -------------------------------------------------------

Net interest income                                          9,873        9,713        28,769       25,027
Provision for loan losses                                      180           32           462          143
                                                    -------------------------------------------------------

Net interest income after
   provision for losses                                      9,693        9,681        28,307       24,884
                                                    -------------------------------------------------------

Noninterest Income:
  Service charges on deposit accounts                        1,561        1,456         4,726        4,146
  Other fees and service charges                               307          370           953          860
  Gain on sale of assets                                        83           13           107           27
  Miscellaneous                                                416          313         1,113          896
                                                    -------------------------------------------------------

      Total other income                                     2,367        2,152         6,899        5,929
                                                    -------------------------------------------------------

Noninterest Expenses:
  Compensation and employee benefits                         3,841        3,812        11,206       10,091
  Office occupancy                                           1,226        1,329         3,773        3,318
  Marketing                                                    125           71           410          256
  FDIC insurance                                                48           47           146          140
  Office supplies, telephone, and postage                      486          538         1,393        1,292
  Miscellaneous                                              1,361        1,464         3,789        3,384
                                                    -------------------------------------------------------

      Total other expense                                    7,087        7,261        20,717       18,481
                                                    -------------------------------------------------------

Income before income taxes                                   4,973        4,572        14,489       12,332
Income tax expense                                           1,597        1,456         4,645        3,876
                                                    -------------------------------------------------------

Net income                                                  $3,376       $3,116        $9,844       $8,456
                                                    =======================================================

Basic earnings per share                                     $0.60        $0.55         $1.75        $1.51
Diluted earnings per share                                   $0.59        $0.54         $1.73        $1.49
Dividends per share                                          $0.20        $0.20         $0.60        $0.60
